MarketGrader 100 Enhanced Index Fund

Class A (Ticker Symbol: KHMAX)

Class C (Ticker Symbol: KHMCX)

Class I (Ticker Symbol: KHMIX)

A series of Investment Managers Series Trust II

Supplement dated January 31, 2018, to the

Summary Prospectus dated May 10, 2017.

Removal of Redemption Fee

Effective February 1, 2018 (the “Effective Date”), the redemption fee for the MarketGrader 100 Enhanced Index Fund (the “MarketGrader Fund”) will be removed. Accordingly, as of the Effective Date, all references to the redemption fee in the Summary Prospectus are deleted in their entirety.

Information on MarketGrader Fund

Effective immediately, the following clarifying sentence is added to the “Index Risk” on page 4 of the Summary Prospectus:

Since the Underlying Index represents only 100 stocks, the performance of an individual stock may have a greater effect on the Fund’s market value, therefore potentially making the Fund’s performance more volatile than that of a fund that tracks an index with a larger number of constituents, such as the S&P 500 Index.

Please file this Supplement with your records.